UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

NORDSON CORPORATION

(Exact name of registrant as specified in its charter)

OHIO
(State or other jurisdiction of incorporation or organization)

0-7977	34-0590250
(Commission file number)	(I.R.S. Employer Identification No.)

28601 Clemens Road, Westlake, Ohio
(Address of principal executive offices)

44145
(Zip Code)

(440) 892-1580
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02. Results of Operations and Financial Condition

On February 22, 2005, Nordson Corporation issued a press release relating to its results of operations for the first quarter of fiscal 2005. A copy is attached as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

c.)	Exhibits

Press release of Nordson Corporation dated February 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	February 22, 2005		Nordson Corporation

		By:	/s/ Peter S. Hellman
President, Chief Financial and Administrative Officer

		And:	/s/ Nicholas D. Pellecchia
Vice President, Finance and Controller

Form 8-K
Exhibit Index

Exhibit Number

99	Press release of Nordson Corporation dated as of February 22, 2005.